================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 30, 1999



                             TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



           Maryland                       1-8520                 52-1145429
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


            Terra Centre
          600 Fourth Street
            P.O. Box 6000
          Sioux City, Iowa                     51102-6000
(Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (712) 277-1340

================================================================================

ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

Terra Industries Inc. completed on June 30, 1999 the sale of its Distribution business to Agro Distribution, LLC, an affiliate of Cenex/Land O'Lakes Agronomy Company for $390 million. The transaction was structured as a sale of assets and the purchase price was determined on an arms-length basis. The final purchase price is subject to an independent audit and post-closing adjustments based on any differences between estimated and actual working capital balances at June 30, 1999 and net cash flows for the business in the 1999 second quarter.

Terra used approximately $350 million of sale proceeds to settle outstanding obligations for an accounts receivable securitization program, to repurchase a preferred minority interest in one of its subsidiaries (Beaumont Methanol Limited Partnership), and to repay seasonal short-term borrowings. The remainder of sales proceeds was used for general corporate purposes and to repay bank debt.

The assets of the Distribution business that were sold include about 400 farm service centers and the associated improvements, equipment, inventory and receivables. This business distributes and markets a comprehensive line of fertilizers, crop protection products, seed and services to farmers and dealers located in the midwestern and southern regions of the United States and the eastern region of Canada.


The buyer entered into a three-year supply contract with Terra's Nitrogen business that makes them Terra's largest customer.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

(b)  Pro forma financial information:                                       Page
                                                                            ----

          Introductory paragraph to pro forma information                    F-1

          Pro forma consolidated statement of financial position at
          March 31, 1999                                                     F-2

          Pro forma consolidated statement of income (loss) from continuing
          operations for the quarter ended March 31, 1999 and 1998           F-3

          Pro forma consolidated statement of income (loss) from continuing
          operations for the year ended December 31, 1998                    F-4

(c)  Exhibits:

     10.12 Asset Sale and Purchase Agreement dated as of May 3, 1999 by and between Terra Industries Inc. and Cenex/Land O'Lakes Agronomy Company, filed as Exhibit 10.12 to Terra Industries Inc. Form 8-K dated May 3, 1999, is incorporated herein by reference.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TERRA INDUSTRIES INC.



                              By:    /s/ Francis G. Meyer
                                  -------------------------------------
                                  Francis G. Meyer
                                  Senior Vice President and Chief
                                    Financial Officer

Date: July 14, 1999

                  Pro Forma Consolidated Financial Statements


The following pro forma consolidated financial statements of Terra have been prepared to give effect to the sale of its Distribution business segment, which sale was completed on June 30, 1999. These pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the historical financial statements and related notes of Terra. The Pro Forma Consolidated Statement of Financial Position assumes that the disposition of the Distribution business segment occurred as of March 31, 1999. The Pro Forma Consolidated Statements of Income (Loss) From Continuing Operations assume that the disposition of the Distribution business segment occurred on January 1, 1998.

The pro forma adjustments are based on available financial information and certain estimates and assumptions. Therefore, it is likely that actual results will differ from the pro forma adjustments. Management of Terra believes that any differences between the actual results and the pro forma adjustments will not have a material effect on the pro forma consolidated financial statements as presented herein.

THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL DATA ARE PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND ARE NOT NECESSARILY INDICATIVE OF THE RESULTS THAT ACTUALLY WOULD HAVE OCCURRED HAD THE DISPOSITION BEEN CONSUMMATED ON THE DATES INDICATED OR THE RESULTS THAT MAY OCCUR OR BE OBTAINED IN THE FUTURE.

                            TERRA INDUSTRIES, INC.
                 CONSOLIDATED STATEMENT OF FINANCIAL POSITION
              ProForma Discontinued Distribution Business Segment
                                (in thousands)

                                                    At March 31, 1999
                                                    -----------------
                                          As Reported    Adjustments       ProForma
                                          -----------    -----------      ----------
Assets:
  Cash and short-term investments          $   25,808    $   15,000 (b)   $   40,808
  Accounts receivable, net                    234,523      (139,861)(a)       94,662
  Inventories                                 565,420      (415,607)(a)      149,813
  Other current assets                         73,378        (1,431)(a)       71,947
                                           ----------    ----------       ----------
    Total current assets                      899,129      (541,899)         357,230

  Equity and other investments                 11,374        (9,449)(a)        1,925
  Property, plant and equipment, net        1,156,195      (142,785)(a)    1,013,410
  Excess of cost over net assets of
   acquired businesses                        285,163       (18,347)(a)      266,816
  Deferred tax asset                            6,683           -              6,683
  Other assets                                 76,087        (1,893)(a)       74,194
                                           ----------    ----------       ----------
    Total assets                           $2,434,631    $ (714,373)      $1,720,258
                                           ==========    ==========       ==========

Liabilities
  Debt due within one year                 $   43,572    $  (34,000)(b)   $    9,572
  Accounts payable                            339,213      (277,360)(a)       61,853
  Accrued and other liabililies               257,386      (171,891)(a)       85,495
                                           ----------    ----------       ----------
    Total current liabilities                 640,171      (483,251)         156,920

  Long-term debt                              485,204        (7,000)(b)      478,204
  Deferred income taxes                       204,153        (6,122)(b)      198,031
  Other liabilities                            62,013        17,000 (b)       79,013
  Minority interest                           335,886      (225,000)(b)      110,886
                                           ----------    ----------       ----------
     Total liabilities                      1,727,427      (704,373)       1,023,054
                                           ----------    ----------       ----------

Stockholders' equity
  Capital stock                               127,888           -            127,888
  Paid in capital                             552,899           -            552,899
  Accumulated other comprehensive
   income                                     (21,851)          -            (21,851)
  Retained earnings                            48,268       (10,000)(b)       38,268
                                           ----------    ----------       ----------
    Total stockholders' equity                707,204       (10,000)         697,204
                                           ----------    ----------       ----------

     Total liabilities and stockholders'
      equity                               $2,434,631    $ (714,373)      $1,720,258
                                           ==========    ==========       ==========

  (a) To eliminate the assets and liabilities included in the balance sheet of the Company's Distribution business segment.

  (b) To reflect use of proceeds from sale ($285 million net of accounts receivable securitization) and establish appropriate reserves for expected future costs of the Distribution business segment. The reserves have not been included in the accompanying proforma Consolidated Statements of Income (Loss) From Continuing Operations and will be recorded in the income statements of the Company in subsequent periods.

                             TERRA INDUSTRIES INC.
      CONSOLIDATED STATEMENT OF INCOME (LOSS) FROM CONTINUING OPERATIONS
             Pro Forma Discontinued Distribution Business Segment
                   (in thousands, except per share amounts)

                                                   Three Months Ended March 31, 1999
                                              --------------------------------------------
                                              As Reported   Adjustments (a)     Pro Forma
                                              -----------   -----------        -----------
Revenues
--------
Net sales                                      $  406,632    $ (234,568)        $  172,064
Other income                                        8,026        (3,300)             4,726
                                               ----------   -----------        -----------
Total revenues                                    414,658      (237,868) (b)       176,790
                                               ----------   -----------        -----------
Costs and Expenses
------------------
Cost of sales                                     378,453      (195,524)           182,929
Selling, general and administrative                75,627       (64,711)            10,916
Equity in earnings of affiliates                    1,013           696              1,709
                                               ----------   -----------        -----------
 Total costs and expenses                         455,093      (259,539) (b)       195,554
                                               ----------   -----------        -----------
Income (loss) from operations                     (40,435)       21,671            (18,764)

Gain on sale of unconsolidated affiliates           9,804        (9,804) (b)          -
Interest income                                       967          (939) (c)            28
Interest expense                                  (14,818)        2,202  (c)       (12,616)
Minority interest                                  (4,155)          -               (4,155)
                                               ----------   -----------        -----------
Income before income taxes                        (48,637)       13,130            (35,507)
Income tax (expense) provision                     19,450        (5,251) (d)        14,199
                                               ----------   -----------        -----------
Income (loss) from continuing operations       $  (29,187)  $     7,879        $   (21,308)
                                               ==========   ===========        ===========
Basic weighted average shares                      74,166        74,166             74,166
                                               ==========   ===========        ===========
Diluted weighted average shares                    74,166        74,166             74,166
                                               ==========   ===========        ===========

Basic Earnings Per Share:
Income from continuing operations              $    (0.39)  $      0.11        $     (0.28)
                                               ==========   ===========        ===========
Diluted Earnings Per Share:
Income from continuing operations              $    (0.39)  $      0.11        $     (0.28)
                                               ==========   ===========        ===========

                                                   Three Months Ended March 31, 1998
                                              --------------------------------------------
                                              As Reported   Adjustments (a)     Pro Forma
                                              -----------   -----------        -----------
Revenues
--------
Net sales                                      $  455,621    $ (258,260)        $  197,361
Other income                                       10,051        (6,556)             3,495
                                               ----------   -----------        -----------
Total revenues                                    465,672      (264,816) (b)       200,856
                                               ----------   -----------        -----------
Costs and Expenses
------------------
Cost of sales                                     394,682      (225,236)           169,446
Selling, general and administrative                81,828       (70,608)            11,220
Equity in earnings of affiliates                      695           641              1,336
                                               ----------   -----------        -----------
 Total costs and expenses                         477,205      (295,203) (b)       182,002
                                               ----------   -----------        -----------

Income (loss) from operations                     (11,533)       30,387             18,854

Gain on sale of unconsolidated affiliates            -             -                  -
Interest income                                     1,568        (1,543) (c)            25
Interest expense                                  (14,982)        2,745  (c)       (12,237)
Minority interest                                  (6,301)          -               (6,301)
                                               ----------   -----------        -----------
Income before income taxes                        (31,248)       31,589                341
Income tax (expense) provision                     12,982       (13,110) (d)          (142)
                                               ----------   -----------        -----------
Income (loss) from continuing operations       $  (18,280)  $    18,479        $       199
                                               ==========   ===========        ===========

Basic weighted average shares                      73,860        73,860             73,860
                                               ==========   ===========        ===========
Diluted weighted average shares                    73,860        73,860             73,860
                                               ==========   ===========        ===========

Basic Earnings Per Share:
Income from continuing operations              $    (0.25)  $      0.25               -
                                               ==========   ===========        ===========

Diluted Earnings Per Share:
Income from continuing operations              $    (0.25)  $      0.25               -
                                               ==========   ===========        ===========

(a) The final purchase price is subject to an independent audit and post-closing adjustments based on any differences between estimated and actual working capital balances at June 30, 1999 and net cash flows for the business in the 1999 second quarter.

(b) To eliminate the revenue, costs, and expenses of the Company's Distribution business segment for the entire period, including allocated indirect general and administrative expenses of less than 3%.

(c) To reflect the interest income and expense allocated to the Company's Distribution business segment based upon capital utilized.

(d) To reflect the income taxes allocated to the Company's Distribution business segment based upon the then current effective rate applied to income or loss.

                             TERRA INDUSTRIES INC.
      CONSOLIDATED STATEMENT OF INCOME (LOSS) FROM CONTINUING OPERATIONS
              ProForma Discontinued Distribution Business Segment
                   (in thousands, except per share amounts)

                                               Year Ended December 31, 1998
                                               ----------------------------
                                          As Reported   Adjustments (a)  ProForma
                                          -----------   ---------------  --------
Revenues
--------
Net sales                                  $2,472,961    $(1,658,075)    $814,886
Other income                                   79,057        (76,182)       2,875
                                           ----------    -----------     --------
Total revenues                              2,552,018     (1,734,257)(b)  817,761
                                           ----------    -----------     --------

Costs and Expenses
------------------
Cost of sales                               2,152,392     (1,406,577)     745,815
Selling, general and administrative           357,441       (308,229)      49,212
Equity in earnings of affiliates               (3,172)         1,936       (1,236)
                                           ----------    -----------     --------
 Total costs and expenses                   2,506,661     (1,712,870)(b)  793,791
                                           ----------    -----------     --------

Income (loss) from operations                  45,357        (21,387)      23,970

Interest income                                 4,553         (4,227)(c)      326
Interest expense                              (63,649)        12,527 (c)  (51,122)
Minority interest                             (27,510)           -        (27,510)
                                           ----------    -----------     --------
Income before income taxes                    (41,249)       (13,087)     (54,336)
Income tax (expense) provision                 15,000          4,759 (d)   19,759
                                           ----------    -----------     --------

Income (loss) from continuing operations   $  (26,249)   $    (8,328)    $(34,577)
                                           ==========    ===========     ========


Basic weighted average shares                  73,954         73,954       73,954
                                           ==========    ===========     ========
Diluted weighted average shares                73,954         73,954       73,954
                                           ==========    ===========     ========

Basic Earnings Per Share:
Income from continuing operations          $    (0.35)   $     (0.11)    $  (0.46)
                                           ==========    ===========     ========

Diluted Earnings Per Share:
Income from continuing operations          $    (0.35)   $     (0.11)    $  (0.46)
                                           ==========    ===========     ========

(a) The final purchase price is subject to an independent audit and post-closing adjustments based on any differences between estimated and actual working capital balances at June 30, 1999 and net cash flows for the business in the 1999 second quarter.

(b) To eliminate the revenue, costs, and expenses of the Company's Distribution business segment for the entire period, including allocated indirect general and administrative expenses of less than 3%.

(c) To reflect the interest income and expense allocated to the Company's Distribution business segment based upon capital utilized.

(d) To reflect the income taxes allocated to the Company's Distribution business segment based upon the then current effective rate applied to income or loss.